UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     February 6, 2012

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01   Other Events.

Escalade, Incorporated (“Escalade”) has announced that Patrick J. Griffin, President, Martin Yale Group, will be completing his assignment with Martin Yale’s German subsidiary and will be transitioning back to the United States in July 2012. Mr. Griffin’s new responsibility will be to establish a corporate development and investor relations process for Escalade. In anticipation of Mr. Griffin’s new assignment, Robert J. Keller, Escalade’s Chief Executive Officer, is assuming additional direct responsibility for the Martin Yale Group.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: February 8, 2012	ESCALADE, INCORPORATED

By: /s/ DEBORAH J. MEINERT
Deborah J. Meinert, Vice President and Chief Financial Officer